SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               December 1, 2003
            ------------------------------------------------------
               Date of Report (Date of earliest event reported)


                       Hayes Lemmerz International, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                        000-50303            32-0072578
--------------------------------  -----------------------   -------------------
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)


                           HLI Parent Company, Inc.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                       333-107539-34            61-1447832
-------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)


                          HLI Operating Company, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                     333-107539              30-0167742
--------------------------------  ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)


              15300 Centennial Drive, Northville, Michigan 48167
              -----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                (734) 737-5000
             ------------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure.

         On December 1, 2003, Hayes Lemmerz International, Inc. (the "Company") announced that it has received approval from NASDAQ to begin trading December 2, 2003 on The NASDAQ National Market under the symbol "HAYZ." The Company's shares previously were quoted on the OTC Bulletin Board and in the Pink Sheets under the symbol "HAYZ." A press release announcing the listing on The NASDAQ National Market is attached hereto as Exhibit 99.1 and incorporated by reference herein.

         On December 1, 2003, the Company also announced the completion of the offer by its subsidiary, HLI Operating Company, Inc., to exchange up to $250,000,000 aggregate principal amount of its outstanding 10 1/2% Senior Notes due 2010 for a like principal amount of its 10 1/2% Senior Notes due 2010. The exchange offer expired at 5:00 p.m., New York City time, on November 28, 2003. Such offer was made to satisfy HLI Operating Company, Inc.'s obligations under a registration rights agreement that was entered into with the initial purchasers of the outstanding notes when such notes were originally issued. A press release announcing the completion of the exchange offer is attached hereto as Exhibit 99.2 and incorporated by reference herein.


Item 7(c).  Exhibits.


Exhibit No.    Exhibit

99.1 Press release of the Company dated December 1, 2003 relating to the listing of its common stock on The NASDAQ National Market.

99.2 Press release of the Company dated December 1, 2003 relating to the completion of the exchange offer by HLI Operating Company, Inc.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HAYES LEMMERZ INTERNATIONAL, INC.


                                     By: /s/ Patrick C. Cauley
                                         ---------------------------------
                                         Patrick C. Cauley
                                         General Counsel & Secretary

Dated: December 1, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HLI PARENT COMPANY, INC.


                                     By:  /s/ Patrick C. Cauley
                                          ---------------------------------
                                          Patrick C. Cauley
                                          Secretary

Dated: December 1, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HLI OPERATING COMPANY, INC.


                                     By:  /s/ Patrick C. Cauley
                                          -----------------------------------
                                          Patrick C. Cauley
                                          General Counsel & Secretary

Dated: December 1, 2003

                                 EXHIBIT INDEX

Exhibit No.    Description

99.1 Press release of the Company dated December 1, 2003 relating to the listing of its common stock on The NASDAQ National Market.

99.2 Press release of the Company dated December 1, 2003 relating to the completion of the exchange offer by HLI Operating Company, Inc.

                                                                  EXHIBIT 99.1


                        Hayes Lemmerz Listed on NASDAQ

       Hayes Lemmerz Approved for Listing on The NASDAQ National Market


Northville, MI (December 1, 2003) -- Hayes Lemmerz International, Inc. (OTC:
HAYZ) announced today that it has received approval from NASDAQ to begin trading December 2, 2003 on The NASDAQ National Market under the symbol "HAYZ." The Company's shares previously were quoted on the OTC Bulletin Board and in the Pink Sheets under the symbol "HAYZ."

Hayes Lemmerz International, Inc. is a leading global supplier of automotive and commercial highway wheels, brakes, powertrain, suspension, structural and other lightweight components. The Company has 43 plants, 2 joint venture facilities and approximately 11,000 employees worldwide.

Contact:   Marika P. Diamond
           734.737.5162

                                                                  EXHIBIT 99.2


           Hayes Lemmerz International, Inc. Announces Completion of
               Exchange Offer for 10 1/2% Senior Notes Due 2010


Northville, MI (December 1, 2003) - Hayes Lemmerz International, Inc. (OTC:HAYZ) announced today the completion of the offer by its subsidiary, HLI Operating Company, Inc., to exchange up to $250,000,000 aggregate principal amount of its outstanding 10 1/2% Senior Notes due 2010 for a like principal amount of its 10 1/2% Senior Notes due 2010. The exchange offer expired at 5:00 p.m., New York City time, on November 28, 2003. The newly issued notes will have substantially identical terms to the previously outstanding notes, except that the issuance of the new notes has been registered under the Securities Act of 1933, as amended. The exchange offer was made to satisfy HLI Operating Company, Inc.'s obligations under a registration rights agreement that was entered into with the initial purchasers of the outstanding notes when such notes were originally issued.

As of the expiration of the exchange offer, all of the $250,000,000 aggregate principal amount of outstanding notes had been tendered for exchange, based on preliminary results. All outstanding notes that were properly tendered in the exchange offer will be accepted for exchange.

HLI Operating Company, Inc. has filed a Registration Statement on Form S-4 and a prospectus relating to the exchange offer with the Securities and Exchange Commission and has filed other documents with the SEC which contain important information, all of which the noteholders are urged to read. These and other documents relating to the exchange offer may be obtained for free at the SEC's website, http://www.sec.gov, or from Hayes by directing such request in writing to Hayes Lemmerz International, Inc., 15300 Centennial Drive, Northville, Michigan 48167, Attention: General Counsel. This communication is neither an offer to exchange nor a solicitation of an offer to exchange any securities. Any offer by HLI Operating Company, Inc. to exchange the notes has been made only by means of the exchange offer prospectus.

Hayes Lemmerz International, Inc. is a leading global supplier of automotive and commercial highway wheels, brakes, powertrain, suspension, structural and other lightweight components. The Company has 43 plants, 2 joint venture facilities and approximately 11,000 employees worldwide.


Contact:   Marika P. Diamond
           734.737.5162